January 15, 1996
Fellow Shareholders:

This has been an important year for the Funds. As earlier reported, following the special shareholders meeting on September 28, the Sextant Funds were launched, new trustees were elected and other significant steps were taken. These proposals were contained in the proxy statement we forwarded to you at the end of August.

The following is an official report of the results. For investment results and other information about the Funds, we urge you to read the remainder of the Report.

As always, we appreciate your participation in the Funds and look forward to a long and mutually rewarding association with you.

ATTENDANCE
                           Shares entitled
     Name of Series           to vote                  Shares present
     Idaho                1,032,867.080                602,773.681
     Washington             190,004.237                120,153.290
     Northwest              131,055.262                86,794.841
                            -----------                ----------
     Total Shares         1,353,926.579                809,721.812

NEW BOARD OF TRUSTEES
The shareholders also elected a new slate of Trustees. Continuing are: John Love, John Moore and Nicholas Kaiser. Joining them are newly elected Trustees Gary Goldfogel and James D. Winship.

                                For             Withhold
     Gary Goldfogel         527,875.466        13,842.597
     Nicholas F. Kaiser     536,614.069         5,103.994
     John Love              538,530.426         3,187.637
     John S. Moore          534,302.917         7,415.146
     James D. Winship       540,673.148         1,044.915

NORTHWEST GROWTH FUND BECOMES SEXTANT GROWTH FUND

Shareholders voted to amend the Northwest's investment objective from long-term capital growth through investment primarily in Northwest securities to long term growth from investment in equity and equity-type securities whether in the region or not, and to change the name of the series to Sextant Growth Fund.

              Number         Per Cent
     For      84,989.275      97.92%
     Against  1,805.566       2.08%

Shareholders voted to replace Northwest Growth Fund's existing Investment Advisory and Administrative Services Agreement and Transfer Agent Agreement with a single Investment Advisory and Administrative Services Agreement.
              Number         Per Cent
              ------         --------
     For      86,794.841      100%
     Against        0            0%

WASHINGTON TAX-EXEMPT FUND BECOMES SEXTANT BOND INCOME FUND

 Shareholders voted to amend the Fund's investment objective and fundamental policies from pursuit of income exempt from federal and any Washington State income taxes to high current income through the purchase of bonds that may produce taxable income, and to change the name of the series to Sextant Bond Income Fund
              Number         Per Cent
     For      115,009.485     95.72
     Against  5,143.805       4.28%

Shareholders voted to replace the Fund's existing Investment Advisory and Administrative Services Agreement and Transfer Agent Agreement with a single Investment Advisory and Administrative Services Agreement.
              Number         Per Cent
     For      115,009.485     95.72
     Against  5,143.805       4.28%

IDAHO TAX-EXEMPT FUND REMAINED UNCHANGED.

This very successful Fund continues with no change in policy or its investment contract.

Sextant Mutual Funds
Graphic of Sextant omitted
NOVEMBER 30, 1995
FELLOW SHAREOWNERS::

Where do we go from here? Our last letter was very optimistic about the potential returns from financial assets for the remainder of the century. Throughout fiscal 1995 we were correct and our positive outlook remains

As shown in the financial statements in this annual report, the two Sextant Funds that were in existence for all of the fiscal year ended November 30 sported strong returns:

                                       Nov. 30, 1994
          Fund                         to Nov. 30, 1995
          ----                         ----------------
          Sextant Growth                 +30.76%
          Sextant Bond Income            +17.69%

Sextant International and Sextant Short-Term Bond Funds both began operations on September 28. As detailed later in this report, both Funds have insignificant figures to report for the short period of their existence.

Why do we remain optimistic? We continue to see slow growth and flat interest rates. Politically, the climate is still favorable though not as bullish as last fall: lower taxes and higher speed limits. The debate has shifted from increasing government expenditures to whether, where and how much to cut.

Technological change is exploding, lowering costs and greatly increasing productivity. We believe that we are entering a new industrial age, driven by the information technologies in which America excels. As such a scenario develops, we should be the beneficiaries of an important long-term trend from which American investors are uniquely positioned to benefit. Watch this space.

Internationalization of business both spurs and is spurred by the information revolution that daily seems to pick up speed. We believe that investors should look overseas for at least a portion of their portfolio, as it is no longer possible to insulate oneself from events abroad. Similarly, a successful company no longer can operate in one national market. We created Sextant International Fund to focus on non-U.S. equity opportunities

The Sextant bond funds will remain conservative in approach. There is a role for bonds in most portfolios, as an anchor for a diversified portfolio. Both Bond Income Fund and Short-Term Bond Fund will continue their quality focus. Short-term Bond Fund remains a great alternate or complement to a money fund as a place for temporary cash reserves.

We  employ  no   leverage,   purchase  no   derivatives   or  employ  any  other
risk-enhancing techniques.

The Sextant Funds are designed to address your investment needs. All employ our unique "fulcrum" fee structure that stresses low cost to you and only rewards us for superior investment results. We invite you to call or write for a free information kit and to read it carefully before investing. Our portfolio managers welcome your comments and suggestions. Only with your help can we be certain that we are meeting your investment needs--our primary objective.

As always, we appreciate your investing with us, and welcome your comments and suggestions

                                       Respectfully

             Nicholas Kaiser, President      Phelps McIlvaine, Vice President
             (Manager, Sextant Growth;       (Manager, Sextant Bond Income;
             Sextant International )         Sextant Short-Term Bond)

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareowners of Saturna Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund (formerly Washington Tax-Exempt Fund), Sextant Growth Fund (formerly Northwest Growth Fund) and Sextant International Fund, four of the series of Saturna Investment Trust, (formerly Northwest Investors Trust,) hereafter referred to as the "Trust" at November 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights, for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and a broker, provide a reasonable basis for the opinion expressed above. The financial statements of the Trust for each of the two years in the period ended November 30, 1989 and for the period September 4, 1987 (commencement of operations) through November 30, 1987 were audited by other independent accountants whose report dated January 19, 1990 expressed an unqualified opinion on those statements.

Price Waterhouse
Seattle, Washington
December 15, 1995


SHORT-TERM BOND FUND
INVESTMENTS
NOVEMBER 30, 1995
RATING*ISSUER                                COUPON/MATURITY     FACE AMOUNT    MARKETVALUE
--------------------------------------------------- --------------------------------------------

       U.S. GOVERNMENT OBLIGATIONS
       (71.1%)
       U.S. Treasury Note                      8.00% 1/15/97     $120,000       $123,300
       U.S. Treasury Note                      6.00% 8/31/97     100,000        100,953
       U.S. Treasury Note                     7.875% 4/15/98     180,000        189,675
       U.S. Treasury Note                      7.00% 4/15/99     100,000        104,578
       U.S. Treasury Note                     7.125% 9/30/99    100,000         105,469
                                                                -------         -------
                                                                 600,000        623,975

       CORPORATE OBLIGATIONS (27.0%)
  A    GMAC                                  5.95% 12/28/98      40,000         39,813
  A+   Consolidated Nat. Gas                 5.875% 10/1/98      40,000         39,940
 AA-   Association Corp. N.A.                 6.125% 2/1/98      35,000         35,175
  A+   CSX Transportation                     7.05% 3/15/98      40,000         40,705
  AA   Central Illinois P.S.                 5.875% 5/1/97       40,000        39,920
  A-   Chase Manhattan                       9.05%2/1/02          40,000       41,277
                                                                 -------       ------
                                                                 235,000       236,830

       TOTAL INVESTMENTS (98.1%)                                 $835,000      860,805
                                                                 --------     16,927
                                                                               $877,732
       Other Assets (net of liabilities) (1.9%)                                --------
       Total Net Assets (100%)

       *Ratings are the lesser of S&P
       or Moody's


FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
                                                SEPT. 28.
                                                '95 (INCEP-
                                                TION) TO
                                                NOV. 30 '95
NET ASSET VALUE AT BEGINNING OF PERIOD            $5.00
INCOME FROM  INVESTMENT  OPERATIONS

     Net Investment Income                         0.03
     Net gains or losses on securities
       (both realized and unrealized)              0.03
Total From Investment Operations                   0.06

    LESS DISTRIBUTIONS
    Dividends (from net investment income)        ($0.03)
    Distributions (from capital gains)            0.00
                                                  ----
Total Distributions                               (0.03)
NET ASSET VALUE AT END OF PERIOD                  $5.03

TOTAL RETURN                                      1.05%
RATIOS / SUPPLEMENTAL DATA
Net assets  ($000),  end of period                $878
Ratio of expenses to average net assets
(not  annualized)+                                0.23%
Ratio of net  investment  income to Average
net assets(not annualized)+                       0.68%
Portfolio turnover rate                            0%

  + For the above period, all or a portion of the operating expenses were waived. If costs had not been waived, the resulting increase to expenses per share in the period would have been $.007. The increase to the ratio of expenses to average monthly net assets would be .16%.
(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 1995
ASSETS
     Investments, at value
     Bonds (cost $857,068)                            $860,805
     Cash                                               5,064
     Interest receivable                               12,494
                                                       ------
        Total Assets                                   878,363

LIABILITIES
     Payable to affiliate                              631
                                                       ---
        Total Liabilities                              631
                                                       ---

NET ASSETS                                           $877,732
                                                     ========
FUND SHARES OUTSTANDING
                                                     174,606

ANALYSIS OF NET ASSETS
     Paid in capital (unlimited shares authorized, without par)       873,995
     Undistributed net investment income (loss)                             -
     Accumulated net realized gain (loss) on investments                    -
     Unrealized net appreciation on investments                         3,737
                                                                        ------
     Net Assets applicable to Fund shares outstanding                  877,732
                                                                       =======

NET ASSET VALUE PER SHARE                                              $5.03


STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1995
INVESTMENT INCOME
    Interest income                                                       $7,011
    Amortization of bond premiums                                         (1,251)
                                                                          -------
       Gross investment income                                                       $5,760
EXPENSES
    Investment adviser and administration fee                              605
    Professional fees                                                      850
    Printing and postage                                                    40
    Filing and registration fees                                            500
    Other expenses
                                                                            441
                                                                            ---
    Total grossexpenses                                                                2,436
       Less earnings credits                                               (391)
       Less advisory fee waived                                            (605)
                                                                           ----
    Net expenses
                                                                                    1,440
                                                                                    -----
       Net investment income
                                                                                    4,320
                                                                                    -----
NET REALIZED GAIN (LOSS) ON
INVESTMENTS
    Proceeds from sales                                                       -
    Less cost of securities sold based on identified cost                     -
                                                                         -------
       Realized net gain                                                                -
                                                                                   -------
UNREALIZED GAIN (LOSS) ON
INVESTMENTS
    End of period
                                                                           3,737
    Beginning of period                                                        -
                                                                         -------
Increase in unrealized gain for the period                                            3,737
                                                                                     -----
       Net realized and unrealized gain on investments                               3,737
                                                                                     -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $8,057
                                                                                    ======

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

STATEMENT OF CHANGES IN NET ASSETS
                                                                 Period Sept.
                                                                      28,1995
                                                                  (Inception)
                                                                      to Nov.
                                                                     30, 1995

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income                                      $4,320
     Net realized gain (loss) on investments                         -
     Net increase in unrealized appreciation                     3,737
                                                                 -----
     Net increase in net assets from operations                  8,057
                                                                 -----

DIVIDENDS TO SHAREOWNERS FROM:
     Net investment income                                        (4,320)
                                                                  ------
     Capital gains distributions                                       -
                                                                  ------
FUND SHARE TRANSACTIONS:
     Proceeds from sales of shares
                                                                  892,239
     Value of shares issued in reinvestmentof dividends             4,321
                                                                    -----
                                                                  896,560
     Cost of shares redeemed                                     (22,565)
                                                                 -------
     Net increase in net assets from share transactions          873,995
                                                                 -------
Total increase in net assets
                                                                  877,732
NET ASSETS
     Beginning of period
                                                                       -
     End of period                                              $877,732
                                                                ========

Shares of the Fund Sold and Redeemed
     Number of shares sold                                        178,249
     Number of shares issued in reinvestmentof dividends              862
     Number of shares redeemed                                     (4,505)
                                                                   ------
Net Increase in Number of Shares Outstanding                      174,606
(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

BOND INCOME FUND
INVESTMENTS
NOVEMBER 30, 1995
RATING*   ISSUER                COUPON/MATURITY               FACE AMOUNT    MARKET VALUE
-------------------------------------------------------------------------------------------

U.S. FEDERAL OBLIGATIONS
U.S. GOVERNMENT OBLIGATIONS(9.5%)
        U.S. Treasury Bond           8.125% due  8/15/2019        $85,000       $104,284


WASHINGTON STATE MUNICIPAL OBLIGATIONS
GENERAL OBLIGATION (14.2%)
  AAA   Aberdeen                      5.80% due 12/1/2012            50,000         51,121

  AAA   Marysville                   5.875% due 12/1/2012            25,000         25,479

  A+    Seattle Met.                 5.625% due 1/1/2012             40,000         39,621
        Municipality
  AAA   Stevens Co. Ltd Tax G.O.     5.5% due 12/1/2009            40,000         39,314
                                                                    -------        ------
        SUB-TOTAL                                                   155,000        155,535
GENERAL OBLIGATION (6.2)%
  AAA   Eastern Wash. Univ.  Rev    6.25% due 10/1/2012             25,000         25,948
       .
  AAA   Univ. Wash. Jr. Lien
        Hsg and Din. Rev.            6.125% due 12/1/2012           40,000         42,157
                                                                    -------        ------
         SUB-TOTAL                                                  65,000         68,105
HEALTH CARE (3.6%)
  AAA   WA St. Healthcare Fac.Rev.Ref.
        Dominican Health Serv.Spokane  5.75% due 6/1/2020            40,000        38,900

SCHOOLS (9.2%)
  A+    King County #408 Auburn       6.25% due 12/1/2006            40,000         43,050

  AA-   King County #415 Kent         6.00% due 12/1/2008            40,000         42,044

   A    Skagit County #317 Conway     5.90% due 12/1/2007            15,000         15,749
                                                                    -------        ------
        SUB-TOTAL                                                    95,000        100,843
STATE EDUCATION (4.6%)
  AAA   Washington Higher Education
        Fac. Auth. Rev.(Seattle U.)   5.70% due 11/1/2010            50,000         50,610

TRANSPORTATION (4.6%)
   A    Port of Tacoma Ser.A Ltd.G.O. 6.00% due 6/1/2011             50,000         50,806

UTILITY -ELECTRIC POWER (13.6%)
   A    Lewis County P.U.D #1
        Elec. Rev.                    6.10% due 6/1/2004             40,000         42,785

   A    Mason County P.U.D. #3
        Elec. Rev.                    6.30% due 1/1/2010             50,000         52,975

  AAA   Tacoma Elec. Sys. Rev.        6.25% due 1/1/2011             50,000         52,542
                                                                    -------        ------
        SUB-TOTAL                                                   140,000        148,302
UTILITY -WATER SUPPLY (4.1%)
  AAA   Asotin County P.U.D. #1       5.50% due 3/1/2009            20,000         20,066
  A     Spokane County Water
        Dist.#3 Rev. Ref.            5.90% due 1/1/2014             25,000         25,040
                                                                    -------        ------
         SUB-TOTAL                                                  45,000         45,106

CORPORATE OBLIGATIONS(27.1%)
  A-    Aetna Life & Casualty         7.25% due 8/15/2023           50,000         49,219
  A-    Alabama Power                 7.75% due2/1/2023             50,000         51,859
  A-    Comerica Bank                7.125% due 12/1/2013           50,000         50,308
  A-2   Corning Glass                8.875% due 3/15/2016           40,000         48,520
   A-1   Loews Corp.                   7.00% due 10/15/2023         50,000         47,469
  AA-   US West Communications        7.20% due11/10/2026           50,000         49,922
                                                                    -------        ------
                                                                    290,000        297,297

TOTAL INVESTMENTS (96.7%)                                       $1,015,000      $1,059,788
                                                                ===========
Other Assets (net of                                                               36,036
                                                                                   ------
liabilities) (3.3%)
Total Net Assets (100%)                                                        $1,095,824
                                                                               ==========

*These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poors and Moody's ratings. All issues are rated "A" or better by S&P or Moody's.


FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
                                                                                      Period
                                                                 Year    Year         3/1/93
                                                                ended      ended      (Incep
                                                             November   November     tion)to
                                                              30, 1995   30, 1994   11/30/93
                                                              --- ----   --- ----   -- -- --
NET ASSET VALUE AT BEGINNING OF PERIOD                           $4.39     $5.03       $5.00
     INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                       0.24       0.25        0.16
     Net gains or losses on securities
       (both realized and unrealized)                           0.52      (0.64)       0.04
                                                                -----     ------       ----
Total From Investment Operations                                0.76     (0.39)        0.20

    LESS DISTRIBUTIONS
    Dividends (from net investment income)
     Non-taxable                                             (0.236)     (0.25)     (0.167)
     Taxable                                                 (0.004)       n/a       n/a
    Distributions (from capital gains)                        0.00       0.00      (0.003)
                                                              -----      -----     -------
 Total Distributions                                         (0.24)     (0.25)      (0.17)
NET ASSET VALUE AT END OF PERIOD                             $4.91      $4.39       $5.03

TOTAL RETURN                                                17.69%    (8.24)%       4.86%

RATIOS/SUPPLEMENTAL DATA
Net assets ($000), end of period                           $1,096      $1,456      $1,662
Ratio of expenses to average netassets (not annualized)+    0.54%      0.41%       0.35%
Ratio of net investment income to average
net assets (not annualized)+                                5.15%      5.48%       3.28%
Portfolio turnover rate                                     77%        74%         36%

      +For each of the above periods, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to expenses per share in each of the above periods would be $.03, $0.22 and $0.13, respectively. The increase to the ratio of expenses to average monthly net assets would be .60%, .51% and .26%, respectively.


STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 1995
ASSETS
     Investments, at value
     Bonds (cost $1,047,157)                     $1,059,788
     Cash                                         12,298
     Interest receivable                          22,895
     Insurance deposit                               400
        Total Assets                            1,095,381
                                                ---------

LIABILITIES
     Payable to affiliate                           (443)
                                                    ----
        Total Liabilities                          (443)
                                                   ----

NET ASSETS                                      $1,095,824
                                                ==========
FUND SHARES OUTSTANDING                           223,204

ANALYSIS OF NET ASSETS
     Paid in capital (unlimited shares
          authorized,without par)                 1,153,661
     Undistributed net investment loss                 (251)
     Accumulated net realized gain (loss) on
     investments                                    (70,217)
     Unrealized net appreciation on investments      12,631
                                                     ------
     Net Assets applicable to Fund shares
          outstanding                              $ 1,095,824
                                                   ===========
NET ASSET VALUE PER SHARE                              $4.91

STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME
    Tax-free interest income                                            $63,693
    Taxable interest income                                                 978
    Amortization of bond premiums                                       (1,119)
    Accretion                                                               63
                                                                          -----
       Gross investment income                                                  $ 63,615

EXPENSES
    Investment adviser and administration fee                              5,838
    Professional fees                                                      1,658
    Shareowner servicing                                                    842
    Printing and postage                                                  1,005
    Insurance                                                             1,508
    Custodial fees                                                          841
    Filing and registration  fees  `                                        503
   Other expenses                                                           564
                                                                            ---
    Total gross expenses                                                 12,759
       Less  earnings credits                                              (841)
      Less advisory fee waived                                           (5,838)
                                                                         ------
    Net expenses
                                                                                     6,080
       Net investment income
                                                                                    57,535
                                                                                    ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
    Proceeds from sales                                                1,309,408
    Less cost of securities sold based onidentified cost              (1,324,518)
                                                                      -----------
       Realized net (loss)                                              (15,110)
                                                                        -------
UNREALIZED GAIN (LOSS) ON INVESTMENTS
    End of period                                                       12,631
    Beginning of period                                               (158,053)
                                                                      ---------
    Increase in unrealized gain for the period                                     170,684
                                                                                   -------
       Net realized and unrealized gain oninvestments                              155,574
                                                                                   -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $213,109
                                                                                   ========
(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED                 YEAR ENDED
                                                      NOV. 30, 1995            NOV. 30, 1994

INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
     Net investment income                                   $57,535                  $87,317
      Net realized gain (loss) on investments               (15,110)                 (55,107)
     Net increase (decrease) in unrealized appreciation      170,684                 (171,284)
                                                             --------                ---------
     Net increase (decrease) in net assets from operations   213,109                 (139,074)
                                                            --------                 ---------

DIVIDENDS TO SHAREOWNERS FROM:
     Net investment income                                   (57,308)                (87,796)
     Capital gains distributions                                 -                        -
                                                           --------                 --------

FUND SHARE TRANSACTIONS:
     Proceeds from sales of shares                          623,415                  840,168
     Value of shares issued in reinvestment of dividends     52,937                   73,082
                                                            -------                  ------
                                                             676,352                 913,250
     Cost of shares redeemed                                (1,192,060)            (893,178)
                                                            ----------             --------
     Net increase (decrease) in net assets from
     share transactions                                     (515,708)                 20,072
                                                            ---------                 ------
Total decrease in net assets                                  (359,907)              (206,798)

NET ASSETS
     Beginning of period                                  1,455,731                  1,662,529
                                                          ---------                  ---------
     End of period                                       $1,095,824                  $1,455,731
                                                         =========                    =========
     (Including undistributed net investment
     income of($251)at Nov.30,1995 and ($478) for Nov.
     30,1994)
Shares of the Fund Sold and Redeemed
     Number of shares sold                                  165,574                  167,886
     Number of shares issued in reinvestment of
     dividends                                              11,132                   15,358
     Number of shares redeemed                             (285,218)                (182,274)
                                                            --------                  --------

Net Increase (Decrease) in Number of Shares
Outstanding                                                 (108,512)                     970
                                                            ========                  ========

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)


                         DISCUSSION OF FUND PERFORMANCE
                                   (UNAUDITED)
                                FISCAL YEAR 1995
 During its latest fiscal year, through November 30, 1995, the Sextant Bond Income Fund returned 17.69% to its shareholders. Its net asset value rose from $4.39 to $4.91 during this period.

The Fund's shareholders voted in September to change the objective of the Fund from a Washington State tax-exempt bond fund to its current objective of taxable income. Therefore, the Fund's fiscal 1995 performance is a combination of the Fund's operation under both objectives. Previous performance was under its prior single state tax-exempt fund objective.

FACTORS AFFECTING PAST PERFORMANCE
The Fund's share value rose strongly throughout the year, under the influence of a rising bond market. However, earlier in the year, as a result of the market's concern over the possibility of a flat or flatter income tax, the performance of the municipal bond market was restrained compared to taxables.

An additional factor involved in the Fund's earlier performance was that the Fund was created in anticipation of a Washington State income tax. The anticipation of such a tax raised bond prices early in the Fund's life, but created an extra drag on performance as that premuium dissipated when it became clear such a tax would not be passed.

During its operation as a municipal fund, as a matter of policy, the Fund restricted its portfolio maturity to the intermediate 5-to-15 year range. These bonds have lower coupons (interest payments) than do those of longer maturities. This factor, and the fact that the Fund was started in an environment of low and declining interest rates, left the Fund with a portfolio of lower coupon issues that fell in price more quickly in a rising interest rate environment than might have been expected in a portfolio with higher coupons.

These factors mean that in comparisons of its performance the Fund will be at a disadvantage when compared to an index of taxable bonds, or funds, none of which were subject to such considerations.

LOOKING FORWARD
After September 28, when the Fund's new objective was in place, the Fund began to sell its portfolio of municipal securities, being mindful of market and tax considerations. As the fiscal year ended, the Fund still held some tax-exempt securities, with a rally in the municipal market making them relatively more atractive to hold.

Perhaps the most important factors influencing its performance relative to an index of bonds or other funds will be the Fund's emphasis on quality and a tendency to avoid the very longest bonds in the market. These factors may limit the Fund's price fluctuations compared to broad unmanaged bond market indexes. COMPARISON TO INDEX Comparison of any fund to an index must be made bearing in mind that the index is unmanaged, AND EXPENSE-FREE. On the other hand the fund likely will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareholders on a daily basis, and
(5) provide a wide range of services.

The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in The Salomon Brothers Broad Investment-Grade Bond Index. The graph shows that the investment at the beginning of March, 1993 would have risen to $11,228 in the Fund and $12,032 in the Index. The relatively short history of the Fund, and the change its policy limit the usefulness of this comparison. Past performance is not indicative of future results.
               Fund      Index
    Feb-93  $10,000    $10,000
    Nov-93  $10,397    $10,534
    Nov-94   $9,540    $10,214
    Nov-95   $1,128    $12,032


 graphic depiction omitted


GROWTH FUND
INVESTMENTS
                                 NUMBER                                      MARKET
ISSUE                         OF SHARES                          COST         VALUE
------------------------------------------------------------------------------------
COMMON STOCKS

BANKING (7.7%)
Washington Mutual                 3,000                       $44,124       $84,750
Savings Bank
Northwest Saving Bank               100                        2,539         2,525
                                                               ------        -----
                                                               46,663      87,275
CONSTRUCTION (5.4%)
BMC West*                         2,250                        27,453        27,844
Butler Manufacturing              1,000                        31,071        34,500
                                                              -------       ------
                                                               58,524        62,344
MEDICAL/HEALTHCARE (9.9%)
Cardinal Health                     500                        26,135        27,000
Genentech*                        1,000                        37,225        51,125
Humana                            1,300                       30,300        34,612
                                                              -------       ------
                                                               93,660       112,737
CHEMICALS (2.4%)
Lawter International              2,500                        27,298        27,188

COMPUTERS  (6.4%)
Apple Computer                    1,000                        28,067        38,125
Microsoft*                          400                        14,897        34,850
                                                              -------       ------
                                                               42,964        72,975
ELECTRONICS (7.4%)
FLIR Systems                      3,700                        39,669        48,100
Merix                             1,000                       31,822        36,250
                                                              -------       ------
                                                               71,491        84,350
FINANCIAL (13.2%)
Franklin Resources                  800                        13,562        42,300
McDonald & Co.                    2,000                        34,347        35,000
Schwab, Charles                   3,025                        9,117        73,356
                                                               ------       ------
                                                               57,026       150,656
STEEL (6.1%)
Geneva Steel                      4,000                        28,667        29,000
Nucor                               800                        38,380        39,900
                                                              -------       ------
                                                               67,047        68,900
OIL & GAS PRODUCTION (4.8%)
Atlantic Richfield                  300                        34,125        32,512
Noble Drilling                    3,000                        21,322        21,750
                                                              -------       ------
                                                               55,447        54,262
PAPER & PRODUCTS (6.3%)
Boise Cascade                     1,900                        44,586        70,775

POLLUTION CONTROL (3.4%)
Ionics                              900                        36,864        38,925

RETAIL (6.7%)
Nordstrom                         1,000                        37,703        39,250
Albertson's                       1,200                        26,255        36,900
                                                              -------       ------
                                                               63,958        76,150
TRANSPORTATION (11.3%)
Airborne Freight                  1,000                        25,784        28,125
Fritz Companies*                  2,000                        29,069        77,500
Mesa Airlines                     2,500                       25,423        22,656
                                                              -------       ------
                                                               80,276       128,281

TOTAL INVESTMENTS (91.0%)                                   $745,804     $1,034,818
                                                            =========
Other Assets (net of liabilities) (9.0%)                                   102,185
                                                                           -------
Total Net Assets (100%)                                                 $1,137,003
                 ====                                                   ==========
(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                              Sept. 4, '87
                                                                                              (commence-
                                                                                              ment of op-
                                          For Year Ended  November 30,                        erations)to
                              ------- ------ --------------------------------------------------------
                                1995   1994    1993    1992  1991    1990    1989   1988     Nov.30 '87
                                ----   ----    ----    ----  ----    ----    ----   ----        ---  --


NET ASSET VALUE AT
BEGINNING OF PERIOD            $5.82  $6.38   $5.93   $5.55  $4.93   $4.88   $4.88  $4.96      $5.00
   INCOME FROM INVESTMENT
   OPERATIONS
   Net InvestmentIncome        (0.03) (0.03)    0.01    0.01   0.04    0.27    0.28   0.30       0.06
   Net gains or losses on
   securities (both realized
    and unrealized)            1.82  (0.53)   0.45    0.38   0.60    0.01    0.00  (0.08)     (0.04)
                               ----  -----    ----    ----   ----    ----    ----  -----      -----
 Total From Investment         1.79 (0.56)    0.46    0.39   0.64    0.28    0.28   0.22       0.02
      Operations
   LESS DISTRIBUTIONS
   Dividends (from
   net investment income)     0.00   0.00  (0.01)  (0.01) (0.02)  (0.23)  (0.28) (0.30)     (0.06)
   Distributions (from
     capital gains)          (0.19)  0.00    0.00    0.00   0.00    0.00    0.00   0.00      0.00

  Total Distributions        (0.19)   0.00  (0.01)  (0.01) (0.02)  (0.23)  (0.28) (0.30)     (0.06)
NET ASSET VALUE AT END
    OF PERIOD               $7.42  $5.82   $6.38   $5.93  $5.55   $4.93   $4.88  $4.88      $4.96
TOTAL RETURN                30.76%  (8.78)%  7.76%   7.01% 11.79%   7.37%   5.22%  5.12%      2.17%
RATIOS / SUPPLEMENTAL
DATA
Net assets ($000),end of pd.$1,137 $1,010  $1,425  $1,321   $947     $53  $1,356 $1,365       $315
Ratio of expenses to
ave. net assets+            1.63%  1.50%   1.40%   1.60%  1.93%   1.06%   0.89%  0.25%      .06%*
Ratio of netinvestment
income to ave. net assets+ (0.45)% (0.43)%  0.15%   0.17%  0.60%   5.25%   5.60%  5.86%      .85%*
Portfolio turnover rate      40%    12%     25%     46%    16%     29%     19%    20%         0%

Average commission rate paid$.0572



   + For 1995 and for each of the above years prior to 1992, all or a portion of the operating expenses were waived, If these costs had not been waived, the resulting increase to expenses per share in each of the above periods would be $.01, $.05, .$.05, $.10, $.16 and
    $.02, respectively. The increase to the ratio of expenses to average net assets would have been 0.21%, 0.76%, 1.02%, 1.28%,
    2.02%, and 0.17%.
   *not annualized

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 1995
ASSETS
     Investments, at value
     Common stocks (cost $745,804)                               $1,034,818
     Cash                                                           109,186
     Dividends receivable                                               608
     Insurance deposit                                                1,214
                                                                      -----
        Total Assets                                              1,145,826
                                                                  ---------
IABILITIES
     Payable to affiliate:
                                                                       8,823
                                                                       -----
        Total Liabilities                                              8,823
                                                                       -----

NET ASSETS                                                         $1,137,003
                                                                   ==========

FUND SHARES OUTSTANDING                                            153,216

ANALYSIS OF NET ASSETS
     Paid in capital (unlimited shares authorized,
     without par)                                                  861,250
     Undistributed netinvestment income (loss)                    (9,420)
     Accumulated net realized gain (loss) on investments           (3,841)
     Unrealized net appreciation
     on investments                                                289,014
                                                                   -------
     Net Assets applicable to Fund shares outstanding             $1,137,003
                                                                  =========

NET ASSET VALUE PER SHARE                                         $7.42

STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME
    Dividends                                                   $11,685
                                                                -------
       Gross investment income                                               $11,685

EXPENSES
    Investment adviser and administration fee                    7,255
    Professional fees                                            3,325
    Shareowner servicing                                         1,272
    Printing and postage                                           959
    Filing and registration fees                                 1,500
    Insurance                                                    1,330
    Custodial fees                                               2,110
    Other expenses                                                 430
                                                                   ---
    Total gross expenses                                         18,181
       Less earnings credits                                     (2,110)    16,071
                                                                 ------     ------
   Net expenses                                                             16,071
                                                                            ------
     Net investment (loss)                                                  (4,386)
                                                                            ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
    Proceeds from sales                                        591,258
    Less cost of securities sold based on identified cost      536,534
                                                               -------
       Realized net gain                                                   54,724
                                                                           ------

 UNREALIZED GAIN (LOSS) ON INVESTMENTS
    End of period                                              289,014
    Beginning of period                                         74,829
                                                                ------
    Increase in unrealized gain for the period                             214,185
                                                                           -------
       Net realized and unrealized gain on investments                     268,909
                                                                           -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $264,523
                                                                            =======

 (THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

STATEMENT OF CHANGES IN NET ASSETS
                                                            YEAR ENDED     YEAR ENDED
                                                            NOV. 30,       NOV. 30, 1994
                                                            1995

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment loss                                    $ (4,386)      $(5,263)

     Net realized gain (loss) on investments                   54,724      (4,125)
     Net increase (decrease) in unrealizedappreciation        214,185      (83,179)
                                                            --------       --------
     Net increase (decrease) in net assets from operations  264,523        (92,567)
                                                            --------       --------

DIVIDENDS TO SHAREOWNERS FROM:
     Net investment income                                        -              -
                                                            --------       --------
      Capital gains distributions                           (28,392)             -
                                                            -------         -------

FUND SHARE TRANSACTIONS:
     Proceeds from sales of shares                          306,751          192,628
     Value of shares issued in reinvestment of dividends    28,060               -
                                                            -------         -------
                                                            334,811         192,628
     Cost of shares redeemed                               (444,025)       (513,818)
                                                           --------        --------
     Net decrease in net assets from share transactions    (109,214)       (321,190)
Total increase (decrease) in net assets                    126,917         (413,757)

NET ASSETS
     Beginning of period                                 1,010,086        1,423,843
                                                         ---------        ---------
     End of period                                       1,137,003        1,010,086
                                                        ==========        =========
     (Including undistributed net investment
     income of($9,420)  for  Nov. 30,1995 and $(5,034)
     for Nov. 30,1994)
Shares of the Fund Sold and Redeemed
     Number of shares sold                              43,111              30,663
     Number of shares issued in reinvestment
          of dividends                                  3,782                    -
     Number of shares redeemed                         (67,343)            (80,295)
                                                       -------             -------

Net Decrease in Number of Shares Outstanding           (20,450)            (49,632)
                                                        =======             =======

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)




                         DISCUSSION OF FUND PERFORMANCE
                                  (UNAUDITED)
 FISCAL YEAR 1995
During the year ended November 30, 1995, the Fund's total return to its shareholders was +30.76%. The Fund's net asset value per share rose to $7.42 from $5.82, with a 19(cent) capITAL gain dividend paid at fiscal year end.

FACTORS AFFECTING PERFORMANCE
In September, 1995, the Fund's shareholders voted to broaden its objective from that of investing primarily in growth type securities of companies linked only to the Northwest. Following the change, the Fund may now seek investments wherever in the U.S. it finds them appropriate, and is no longer limited to the Northwest. Additionally, the new advisory contract resulted in lower expenses to shareholders.

The Fund began operations as a growth stock fund in December 1990 (prior to that time it had been invested in short-term Idaho municipal bonds, and the performance during that period is not relevant). For the first year of operations, Northwest stocks and the national stock markets grew in close proximity. However, during 1992 the recession that had earlier cycled through other parts of the nation spread to the Northwest, and stocks of this region considerably underperformed the national averages. This phenomenon lasted into the mid-90's, at which time the change in policy was recommended by the Fund's adviser.

Coincidentally with the decision to change the Fund's policy, the market for companies in which the Fund invested more heavily as a result of its geographic limitations began to perform considerably better. The Fund has maintained significant investment in technology oriented investments, and these stocks were among the market leaders for much of the year 1995.

LOOKING FORWARD
Although the Fund is free to invest outside the Northwest region, the Fund's change in policy is not expected to result in great change in the character of the Fund.

COMPARISON TO INDEX
The line graph compares Sextant Growth Fund's performance to that of a broad-based stock market index, the Standard & Poor's 500 Index. To be comparable, the S&P 500 Index data includes reinvested income. Comparison of any fund to an index must be made bearing in mind that the index is unmanaged, AND EXPENSE-FREE. On the other hand the fund likely will (1) be actively managed,
(2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareholders on a daily basis, and (5) provide a wide range of services.

The graph shows that $10,000 invested in Sextant Growth Fund at the end of December 1990 (when it was Northwest Growth Fund) would have grown to $15,469 at the end of November 1995. If $10,000 could have been invested in the S&P 500 Index at the end of December 1990, that would grown to $21,526. Past performance is not indicative of future results.
Date         Sextant    S&P 500
             Growth     Index
       Dec-90     10000       10000
       Nov-91     11246       11917
       Nov-92     12035       14115
       Nov-93     12969       15579
       Nov-94     11830       15741
       Nov-95     15469       21526

(GRAPHIC OMITTED)

INTERNATIONAL FUND
INVESTMENTS
NOVEMBER 30, 1995
                                    NUMBER                                              MARKET
ISSUE                            OF SHARES                             COST              VALUE

COMMON STOCKS

AUTOMOTIVE MFG. (3.2%)
Volvo AB ADS                           500                          $11,686            $10,500

BANKING AND FINANCIAL (7.2%)
Aus.& New Zea. Bk. ADR                 500                           10,875             11,125
Aegon NV ADR                           300                          11,513            12,300
                                                                    -------            ------
                                                                     22,388             23,425

COMPUTERS  (2.2%)
Scitex Corp. Ltd.                      500                            9,250              7,188

CONSUMER PRODUCTS
(3.1%)
Coca Cola FEMSA S.A.                   500                            9,750             10,250
ADR

CLOSED END COUNTRY FUNDS (15.4%)
Austria Fund                         1,000                            7,923              8,000
Chile Fund                             500                           11,313             12,125
Irish Investment Fund                  900                           10,238             10,800
Malaysia Fund                          600                            9,750             10,275
Singapore Fund                         700                           9,538              9,362
                                                                     ------             -----
                                                                     48,762             50,562

ELECTRICAL EQUIPMENT
(8.5%)
ASEA AB ADS                            100                           10,000              9,650
Electrolux AB ADR                      200                            8,800              8,600
NEC Corp ADR                           150                          10,219              9,619
                                                                    -------             -----
                                                                     29,019             27,869

MEDICAL-DRUGS (6.1%)
Glaxo Wellcome plc ADR                 400                            9,800             10,700
Novo-Nordisk A/S ADR                   300                           9,712              9,300
                                                                     ------             -----
                                                                     19,512             20,000

NATURAL RESOURCE PRODUCTION (9.6%)
Barrick Gold                           400                            9,600             10,550
RTZ Corp PLC ADS                       200                           11,375             11,700
Total S.A. ADR                         300                           8,812              9,262
                                                                     ------             -----
                                                                     29,787             31,512

PAPER PRODUCTS (2.7%)
Aracruz Cellulose S.A.               1,000                            9,876              9,000
ADR

PHOTOGRAPHIC EQUIPMENT (5.7%)
Canon, Inc. ADR                        100                            8,687              8,863
Fuji Photo Film ADR                    200                          10,050              9,900
                                                                    -------             -----
                                                                     18,737             18,763

TELECOMMUNICATIONS
(12.9%)
BCE Inc                                300                            9,922             10,050
British Sky                            300                           11,063             12,000
Broadcasting ADS
Telecom Corp New                       150                           10,050             10,050
Zealand ADS
Telefonica de Espana ADS               250                          10,250             10,375
                                                                    -------            ------
                                                                     41,285             42,475

TRANSPORTATION (9.2%)
British Airways                        150                           10,931             10,556
Canadian Pacific Ltd.                  500                            8,164              9,125
KLM Royal Dutch Airlines               300                          10,650             10,350
                                                                    -------            ------
                                                                    29,745             30,031
                                                                    -------            ------

UTILITIES-ELECTRIC
(6.1%)
Enersis S.A. ADR                       400                           10,100             10,250
Korea Electric Power ADR               400                           9,500              9,750
                                                                     ------             -----
                                                                    19,600             20,000
                                                                    -------            ------

TOTAL INVESTMENTS (91.9%)                                         $299,397            $301,575
                                                                  =========
Other Assets (net of liabilities) (8.1%)                                               26,563
Total Net Assets (100%)                                                              $328,138

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                                   Sept.28,'95
                                                                 (Inception)to
                                                                    Nov.30,'95
                                                                       ---- --
NET ASSET VALUE AT BEGINNING OF PERIOD                                   $5.00
    INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                                (0.02)
    Net gains or losses on securities(both realized and unrealized)       0.01
                                                                          ----
  Total from investment operations                                         (0.01)
    LESS DISTRIBUTIONS
    Dividends (from net investment income)                                 0.00
    Distributions (from capital gains)                                     0.00
Total distributions                                                        0.00
NET ASSET VALUE AT END OF PERIOD                                          $4.99
TOTAL RETURN                                                            (0.20)%
RATIOS/SUPPLEMENTAL DATA
Net assets ($000), end of period                                           $328
Ratio of expenses to average net assets                                    0.49%
(not annualized)
Ratio of net investment income to Average net assets (not annualized)    (0.38)%
Portfolio turnover rate (not annualized)                                   12%
Average commission rate paid                                           $0.0192

 For the above period, all or a portion of the
    operating expenses were waived. If costs had
     not been have waived and directly assumed, the resulting increase to expenses per share in the period would have been $.01. The increase to the ratio of expenses to average monthly net assets would be .21%.

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)


STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 1995
ASSETS
     Investments, at value
     Common stocks (cost $299,397)                                       301,575
     Cash                                                                 26,757
     Dividends receivable                                                    295
                                                                          ------
        Total Assets
                                                                         328,627

LIABILITIES
     Payable to affiliate
                                                                             489
                                                                          ------
        Total Liabilities                                                    489
                                                                          ------

NET ASSETS                                                              $328,138
                                                                        ========

FUND SHARES OUTSTANDING                                                   65,795

     Paid in capital  (unlimited shares authorized, without par)         328,284
     Undistributed netinvestment income (loss)                           (1,140)
     Accumulated net realized gain (loss) on investments                 (1,184)
     Unrealized net appreciation on investments                            2,178
                                                                         -------
     Net Assets applicable to Fund shares outstanding                   $328,138
                                                                        ========



NET ASSET VALUE PER SHARE                                                  $4.99

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1995
INVESTMENT INCOME
    Dividends                                                          $332
                                                                       ----
       Gross investment income                                                  $332
EXPENSES
    Investment adviser and administration fee                          296
    Professional fees                                                  550
    Printing and postage                                                40
    Filing and registration fees                                       500
    Custodial fees                                                     636
    Other expenses                                                      86
                                                                      -----
    Total gross expenses                                              2,108
       Less earnings credits                                           (636)
                                                                       ----
    Net expenses
                                                                                1,472
                                                                                -----
       Net investment income
                                                                               (1,140)
                                                                               ------
NET REALIZED GAIN (LOSS) ON
INVESTMENTS
    Proceeds from sales                                                30,542
    Less cost of securities sold based on identified cost              31,726
                                                                       ------
       Realized net loss                                                       (1,184)
                                                                               ------
UNREALIZED GAIN (LOSS) ON INVESTMENTS
    End of period                                                      2,178
    Beginning of period                                                    -
                                                                      -------
    Increase in unrealized gain for the period                                  2,178
                                                                                -----
       Net realized and unrealized gain on investments                            994
                                                                                  ---
NET DECREASE IN NET ASSETS RESULTING                                            $(146)
                                                                               =======
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                                                    Period Sept.
                                                                    28,1995(in-
                                                                    ception) to
                                                                     Nov. 30,
                                                                         1995

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment loss                                             $(1,140)
     Net realized gain (loss) on investments                          (1,184)
     Net increase (decrease) in unrealized appreciation                 2,178
                                                                        -----
     Net increase (decrease) in net assets from operations               (146)
                                                                       -------

DIVIDENDS TO SHAREOWNERS FROM:
     Net investment income                                                  -
     Capital gains distributions                                            -
                                                                        ------
FUND SHARE TRANSACTIONS:
     Proceeds from sales of shares                                     328,284
     Value of shares issued in reinvestment of dividends                    -
                                                                        ------
                                                                       328,284
    Cost of shares redeemed                                                  -
                                                                       -------
Net increase in net assets from share transactions                    328,284
                                                                      -------
Total increase in net assets                                          $328,138
                                                                       =======

NET ASSETS
     Beginning of period                                                     -
                                                                       -------
     End of period                                                     $328,138
                                                                       --------
     (Including undistributed net investment
     income of ($1,140) for Nov. 30, 1995)
Shares of the Fund sold and redeemed
     Number of shares sold                                               65,795
     Number of shares issued in reinvestment of dividends                     -
                                                                        --------
     Number of shares redeemed                                               -
                                                                        --------
Net Increase in Number of Shares Outstanding                             65,795

(THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS)

NOTES TO FINANCIAL STATEMENTS

Note 1-ORGANIZATION
Saturna Investment Trust (the "Trust") (formerly Northwest Investors Trust) was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund (the "Funds") and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.

Note 2--SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Funds.

INVESTMENTS:
Securities traded on a national exchange or the national over-the-counter market system are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Other securities traded in the over-the-counter market are valued at the last bid price. Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

INCOME AND EXPENSES:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity. Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition. Cash dividends from equity securities are recorded as income on the ex-dividend date.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

INCOME TAXES:
The Funds have elected to be taxed as regulated investment companies under the Internal Revenue Code and distribute substantially all of their taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS:
Dividends and distributions to shareowners are recorded on the ex-dividend date. For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of each month. For the Sextant Growth Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Note 3--TRANSACTIONS WITH AFFILIATED PERSONS
Under a contract approved by shareowners on September 28, 1995, ("Contract") Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business, including shareholder servicing and transfer agency services. Each of the Funds pays the Adviser an Investment Advisory and Administrative Services Fee (the "Base Fee.") of .60% of average net assets per annum, payable monthly. The Base Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index (the "Performance Adjustment"). No performance adjustment is applicable during the first year any Agreement is in place. The Adviser has voluntarily undertaken to limit expenses of Sextant Bond Income Fund and Sextant Short-Term Bond Fund to 0.80% through March 31, 1997 and waives its investment advisory and administrative fee as to either fund completely so long as assets of that Fund are less than $2 million.

For the year ended November 30, 1995, Sextant Bond Income Fund and Sextant Growth Fund incurred advisory expenses of $5,838 and $7,255, respectively, which include expenses incurred under the advisory contract in effect prior to September 28, 1995. Sextant International incurred advisory expenses of $296, and Sextant Short-Term Bond Fund incurred advisory expenses of $605, each incurring no such expenses under the agreement in effect prior to September 28, 1995.

In accordance with the expense waiver noted above, for the year ended November 30, 1995, Saturna Capital waived $605 of the Sextant Short-Term Bond Fund advisory fee and $5,838 of that of Sextant Bond Income Fund.

Prior to adoption of the Contract, Saturna provided shareholder servicing under a separate agreement pursuant to which Sextant Growth Fund and Sextant Bond Income Fund paid $1,272 and $842, respectively during the fiscal year ended November 30, 1995.

In accordance with the Funds' agreement with their custodian bank, National City Bank, for the year ended November 30 1995, custodian fees incurred by Sextant Short Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund, and subsequently waived, amounted to $391, $841, $2110, and $636, respectively.

One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. Another is vice president and director of the Adviser. All trustees have served to date without compensation; beginning January 1, 1996, the unaffiliated trustees will begin to receive $100 per Board or committee meeting attended. On November 30, 1995, the trustees, officers and their immediate families as a group owned 56%, 31%, 16% and 59% of the outstanding shares of Sextant Short-term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, respectively.

The Trust acts as a distributor of its own shares, except in those states in which Investors National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Investors National Corporation is the primary stockbroker used to effect portfolio transactions for Sextant Growth Fund and Sextant International Fund, and paid $3,188 and $266, respectively in commissions at deep-discount rates during the year ended November 30, 1995.

Note 4--FEDERAL INCOME TAXES
At November 30, 1995, Sextant International Fund had capital loss carryforwards of $1,184 which expire in 2003 and Sextant Bond Income Fund had capital loss carryforwards of $70,216 which expire in 2002 and 2003, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for Federal income tax purposes.

Note 5--INVESTMENTS
At November 30, 1995, the net unrealized appreciation of investments for Sextant Bond Income Fund of $12,631 comprised net unrealized gains of $14,398 and unrealized losses of $1,767. Additionally, the net unrealized appreciation of investments for Sextant Growth Fund, Sextant Short-Term Bond Fund and Sextant International Fund were $289,014, $3,737, and $2,178, which consist of gains of $293,516, $4,584, and $8,864 and unrealized losses of $4,502, $847, and $6,686 respectively.

During the year ended November 30, 1995, Sextant Short Term Bond Fund purchased $858,319 of securities and sold/matured none. Comparable figures for Bond Income Fund are $822,908 and $1,309,408; for Growth Fund $371,870 and $591,258; and for
International Fund, $331,123 and $30,542. Included in the above amounts for Sextant Short-Term Bond Fund and Sextant Bond Income Fund are purchases of $620,575 and $102,717 and sales of $0 and $0 of U.S. Government securities, respectively.

                         SEXTANT MUTUAL FUNDS (GRAPHIC)
                                   (GRAPHIC)
                                SHORT-TERM BOND
                                  BOND INCOME
                                     GROWTH
                                 INTERNATIONAL
                                SATURNA CAPITAL
                                  MUTUAL FUNDS
                              1300 No. State Street
                            Bellingham WA 98225-4730
                                  1-800/SATURNA
                                 (800/728-8762)
                                  ANNUAL REPORT
                               NOVEMBER 30, 1995

This report is issued for the information of the shareowners of the Funds.  It is not authorized fordistribution to prospective investors unless it is accom-panied or preceded by an effective prospectus relating to the securities of the Trust. The Sextant Funds are series of Saturna Investment Trust.